SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                  000-14135                52-2098714
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


               ONE STATION PLACE, STAMFORD,                   06902
                       CONNECTICUT                          (Zip Code)
         (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events


On November 28, 2005, OMI issued a press release announcing that the Company has acquired 2,286,000 shares at an average price of $18.50 per share since its last announcement on November 4, 2005 of common stock under previously announced stock repurchase programs and that the Board of Directors has declared a dividend of $0.08 per share to holders of record on December 30, 2005, payable on January 11, 2006.


The press release is furnished herewith as Exhibit 99.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press release, dated November 28, 2005 containing a disclosure relating to shares recently repurchased under authorized programs previously announced and the declaration of a dividend.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             Date: November 28, 2005        By:   /s/ Craig H. Stevenson, Jr.
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                                            Craig H. Stevenson, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer



             Date: November 28, 2005        By:   /s/ Kathleen C. Haines
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                                            Kathleen C. Haines
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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99             Press release, dated November 28, 2005 containing a disclosure relating to shares recently repurchased under authorized programs previously announced and the declaration of a dividend.